Report of Independent
Registered Public
Accounting Firm

To the Board of Trustees
of Legg Mason Tax-Free
Income Fund and
Shareholders of Maryland
Tax-Free Income Trust,
Pennsylvania Tax-Free
Income Trust and Tax-
Free Intermediate-Term
Income Trust:

In planning and
performing our audit of
the financial statements
of Maryland Tax-Free
Income Trust,
Pennsylvania Tax-Free
Income Trust and Tax-
Free Intermediate-Term
Income Trust (comprising
Legg Mason Tax-Free
Income Fund, hereafter
referred to as the
"Funds") as of and for
the year ended March 31,
2006, in accordance with
the standards of the
Public Company
Accounting Oversight
Board (United States),
we considered the Funds'
internal control over
financial reporting,
including control
activities for
safeguarding securities,
as a basis for designing
our auditing procedures
for the purpose of
expressing our opinion
on the financial
statements and to comply
with the requirements of
Form N-SAR, but not for
the purpose of
expressing an opinion on
the effectiveness of the
Funds' internal control
over financial
reporting. Accordingly,
we express no such
opinion.

The management of the
Funds is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this
responsibility,
estimates and judgments
by management are
required to assess the
expected benefits and
related costs of
controls.  A company's
internal control over
financial reporting is a
process designed to
provide reasonable
assurance regarding the
reliability of financial
reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles.
Such internal control
over financial reporting
includes policies and
procedures that provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized
acquisition, use or
disposition of a
company's assets that
could have a material
effect on the financial
statements.

Because of its inherent
limitations, internal
control over financial
reporting may not
prevent or detect
misstatements.  Also,
projections of any
evaluation of
effectiveness to future
periods are subject to
the risk that controls
may become inadequate
because of changes in
conditions, or that the
degree of compliance
with the policies or
procedures may
deteriorate.

A control deficiency
exists when the design
or operation of a
control does not allow
management or employees,
in the normal course of
performing their
assigned functions, to
prevent or detect
misstatements on a
timely basis. A
significant deficiency
is a control deficiency,
or combination of
control deficiencies,
that adversely affects
the company's ability to
initiate, authorize,
record, process or
report external
financial data reliably
in accordance with
generally accepted
accounting principles
such that there is more
than a remote likelihood
that a misstatement of
the company's annual or
interim financial
statements that is more
than inconsequential
will not be prevented or
detected.  A material
weakness is a control
deficiency, or
combination of control
deficiencies, that
results in more than a
remote likelihood that a
material misstatement of
the annual or interim
financial statements
will not be prevented or
detected.

Our consideration of the
Funds' internal control
over financial reporting
was for the limited
purpose described in the
first paragraph and
would not necessarily
disclose all
deficiencies in internal
control over financial
reporting that might be
significant deficiencies
or material weaknesses
under standards
established by the
Public Company
Accounting Oversight
Board (United States).
However, we noted no
deficiencies in the
Funds' internal control
over financial reporting
and its operation,
including controls for
safeguarding securities,
that we consider to be
material weaknesses as
defined above as of
March 31, 2006.
This report is intended
solely for the
information and use of
management and the Board
of Trustees of Legg
Mason Tax-Free Income
Fund and the Securities
and Exchange Commission
and is not intended to
be and should not be
used by anyone other
than these specified
parties.


PricewaterhouseCoopers
LLP
Baltimore, MD
May 19, 2006







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